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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby appoint J. Daniel Stinnett and Jeffrey D. Aberdeen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-4 to be filed by Commerce Bancshares, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the acquisition of Breckenridge Bancshares Company with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed as of the 5th day of December 2000.

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
            /s/ DAVID W. KEMPER                                /s/ A. BAYARD CLARK
--------------------------------------------       --------------------------------------------
              David W. Kemper                                    A. Bayard Clark

          /s/ JEFFREY D. ABERDEEN                               /s/ GIORGIO BALZER
--------------------------------------------       --------------------------------------------
            Jeffrey D. Aberdeen                                   Giorgio Balzer

             /s/ FRED L. BROWN                                  /s/ JOHN R. CAPPS
--------------------------------------------       --------------------------------------------
               Fred L. Brown                                      John R. Capps

            /s/ W. THOMAS GRANT                              /s/ JAMES B. HEBENSTREIT
--------------------------------------------       --------------------------------------------
              W. Thomas Grant                                  James B. Hebenstreit

           /s/ JONATHAN M. KEMPER                            /s/ MARY ANN VAN LOKEREN
--------------------------------------------       --------------------------------------------
             Jonathan M. Kemper                                Mary Ann Van Lokeren

             /s/ TERRY O. MEEK                               /s/ BENJAMIN F. RASSIEUR
--------------------------------------------       --------------------------------------------
               Terry O. Meek                                   Benjamin F. Rassieur

             /s/ L. W. STOLZER                                 /s/ ANDREW C. TAYLOR
--------------------------------------------       --------------------------------------------
               L. W. Stolzer                                     Andrew C. Taylor

        /s/ WILLIAM A. SULLINS, JR.                             /s/ ROBERT H. WEST
--------------------------------------------       --------------------------------------------
          William A. Sullins, Jr.                                 Robert H. West
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